Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

20.      Subsequent Events

In January 2012 and February 2012, we declared the following dividends, which will be paid in February 2012 and March 2012, respectively:

-                    $0.1455 per share to our common stockholders;

-                    $0.1536459 per share to our Class D preferred stockholders; and

-                    $0.140625 per share to our Class E preferred stockholders.

In January 2012, Friendly Ice Cream Corporation, or Friendly’s, one of our tenants, announced that it was emerging from voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code (which they had filed for in October 2011). Friendly’s accepted 102 of their 121 leases with us, while they rejected 19 leases with us and received modifications to some of their other leases with us.

Additionally, in January 2012, Buffets Holding, Inc., or Buffets, another one of our tenants, filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code.  As of December 31, 2011, Buffets leased 86 properties from us, representing approximately 3.9% of our annualized rental revenue.  Buffets rejected the leases on seven of our properties.  Additionally, we have reached a preliminary agreement (subject to bankruptcy court approval) with Buffets regarding modifications to some of Buffets’ other leases with us.

In February 2012, we issued 14.95 million shares of 6.625% Monthly Income Class F cumulative redeemable preferred stock, including 1.95 million shares purchased by the underwriters upon the exercise of their overallotment option. The net proceeds of approximately $361.7 million from this issuance will be used to redeem the outstanding Class D preferred stock on March 1, 2012, repay borrowings under our acquisition credit facility and for other general corporate purposes.  Beginning February 15, 2017, the Class F preferred shares are redeemable at our option for $25.00 per share. The initial dividend of $0.1702257 per share will be paid on March 15, 2012, and will cover 37 days.  Thereafter, dividends of $0.1380208 per share will be paid monthly.

As a result of the issuance of our Class F preferred stock in February 2012, we paid off all outstanding credit facility borrowings on February 7, 2012.

In May 2012, we entered into a new $1 billion unsecured acquisition credit facility, which replaced our $425 million acquisition credit facility that was scheduled to expire in March 2014.  The initial term of the new credit facility expires in May 2016 and includes, at our option, a one-year extension.  Under this new credit facility, our current investment grade credit ratings provide for financing at LIBOR plus 1.075%, with a facility commitment fee of 0.175%, for all-in drawn pricing of 1.25% over LIBOR.

On September 6, 2012, we signed a definitive agreement with American Realty Capital Trust, Inc., or ARCT, under which we will acquire all of the outstanding shares of ARCT in a transaction valued at approximately $2.95 billion. With this acquisition, we will add approximately 500 properties to our portfolio.  The boards of directors of both companies have unanimously approved the acquisition. Following a shareholder vote by both companies, the transaction is expected to close during the fourth quarter of 2012 or early in the first quarter of 2013, although we cannot assure you that the transaction will close during that time or at all.  Under the terms of the agreement, ARCT shareholders will receive shares determined using a fixed exchange ratio of 0.2874 of our shares for each share of ARCT common stock that they own.

In October 2012, we issued $350 million in aggregate principal amount of 2.00% senior unsecured notes due January 2018, or the 2018 Notes, and $450 million in aggregate principal amount of 3.25% senior unsecured notes due October 2022, or the 2022 Notes.  The price to the investors for the 2018 Notes was 99.910% of the principal amount for an effective yield of 2.017% per annum.  The price to the investors for the 2022 Notes was 99.382% of the principal amount for an effective yield of 3.323% per annum.  The total net proceeds of approximately $790.7 million from these offerings were used to repay all outstanding borrowings under our acquisition credit facility, and the remaining proceeds will be used for general corporate purposes, which may include additional property acquisitions.